Net Assets Acquired at Date of Acquisition (Detail) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2014	Mar. 31, 2014	Mar. 31, 2013	Mar. 31, 2012	Mar. 09, 2012 High Density Polyethylene (HDPE) Quality [Member]	Feb. 09, 2012 Corkery [Member]
Business Acquisition [Line Items]
Inventory						$ 395
Equipment					8,419	1,897
Intangible assets					14,090	3,920
Goodwill	86,280	86,297	86,259	85,702	16,491	13
Total net assets acquired					$ 39,000	$ 6,225